UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 4, 2006

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559


Item 8.01

          On December 4, 2006, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655. The form 8K reported:

          i) Roland J. Harris, a member of the Mohegan Tribal Council (the "Council") provided a letter to Bruce S. Bozsum, the chairman of the Council, announcing his resignation as of December 11, 2006 from his elected position in the Council, and therefore the Authority's management board, and

          ii) In accordance with the requirements of the Constitution of the Mohegan Tribe of Indians (the "Tribe") and the Mohegan Tribal code, the Tribe will hold a special election to fill the council vacancy within 60 days following the effective date of Mr. Harris' resignation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WATERFORD GAMING, L.L.C.



Date: December 5, 2006                   By:/s/Len Wolman
                                             Len Wolman, Chief Executive Officer